SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


October 31, 1996
                Date of report (Date of earliest event reported)

                                MASCO CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-5794         38-1794485
(State or Other Jurisdiction           (Commission        (IRS Employer
      of Incorporation) File Number)   Identification No.)


21001 Van Born Road, Taylor, Michigan                               48180
(Address of Principal Executive Offices)                          (Zip Code)

(313) 274-7400
               Registrant's telephone number, including area code

Item 5.     OTHER EVENTS.

      On October 31, 1996, the Registrant completed the sale to MascoTech, Inc. ("MascoTech") of 17 million shares of MascoTech common stock and warrants to purchase 10 million shares of MascoTech common stock, for $266,375,000. The Registrant received $115 million at closing, with the balance due within one year. Subject to obtaining any necessary approvals, MascoTech may pay a portion of the outstanding balance by transferring any publicly-traded securities of Emco Limited currently held by MascoTech. The press release issued October 16, 1996 announcing the transaction is attached as Exhibit 99.a hereto.

      The purchase price for the common stock and warrants received by the Registrant was determined through arms-length negotiations by the Registrant"s Board of Directors (with Messrs. Manoogian and Morgan abstaining) and assistance of its investment bankers. Masco's ownership of MascoTech's outstanding common stock has now been reduced from approximately 45 percent to approximately 21 percent, and would be approximately 16 percent if pro forma effect were given to the mandatory conversion of MascoTech's outstanding convertible preferred stock on July 1, 1997.

      As part of this transaction, the Registrant agreed to grant MascoTech a right of first refusal, which expires September 30, 2000, to purchase the remaining shares of MascoTech common stock held by the Registrant (approximately
7.8 million shares). In addition, MascoTech and the Registrant modified the existing corporate services, corporate opportunities and financing commitment agreements, principally to extend the terms thereof. Copies of the amendments to the agreements are attached hereto as exhibits.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits. The following exhibit is filed herewith:

            99.a        Press Release dated October 16, 1996

            99.b Stock Purchase Agreement dated as of October 15, 1996 between Masco Corporation and MascoTech, Inc.

            99.c Amendment No. 1 to Corporate Services Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

            99.d Amendment No. 1 to Corporate Opportunities Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

            99.e Amendment No. 1 to Amended and Restated Securities Purchase Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       MASCO CORPORATION


                                       By:/s/Richard G. Mosteller
                                          Richard G. Mosteller
                                          Senior Vice President -
                                          Finance


Date: November 13, 1996

                                  EXHIBIT INDEX


99.a        Press Release dated October 16, 1996

99.b Stock Purchase Agreement dated as of October 15, 1996 between Masco Corporation and MascoTech, Inc.

99.c Amendment No. 1 to Corporate Services Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

99.d Amendment No. 1 to Corporate Opportunities Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

99.e Amendment No. 1 to Amended and Restated Securities Purchase Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.